UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2020

THE LOVESAC COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38555	32-0514958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Landmark Square, Suite 300
Stamford, Connecticut

(Address of Principal Executive Offices, and Zip Code)

(207) 273-9733

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 13, 2020, The Lovesac Company, a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing the Company’s updated outlook for fiscal 2020 in connection with the Company’s participation in the ICR Conference to be held at the JW Marriott Orlando Grande Lakes in Orlando, Florida. The Company is scheduled to present on Monday, January 13, 2020, at 4:00 p.m. Eastern Time. A copy of the Press Release is attached to this current report on Form 8-K as Exhibit 99.1.

The information hereunder and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The Company will be participating in the ICR Conference, held at the JW Marriott Orlando Grande Lakes in Orlando, Florida. The Company is scheduled to present on Monday, January 13, 2020, at 4:00 p.m. Eastern Time. A live audio webcast of the Company’s presentation will be available online at investor.lovesac.com. Participants should log in approximately 10 minutes prior to the start of the presentation. A replay will also be available. Additionally, in advance of the Company’s presentation, an updated investor presentation has been posted to the investor relations portion of the Company’s website. A copy of the presentation is attached to this current report on Form 8-K as Exhibit 99.2.

The information hereunder and Exhibit 99.2 hereto shall be deemed “furnished” and not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated January 13, 2020.
99.2	Investor Presentation, dated January 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LOVESAC COMPANY

Date: January 13, 2020	By:	/s/ Donna Dellomo
		Name:	Donna Dellomo
		Title:	Executive Vice President and Chief Financial Officer

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